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                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                      American Enterprise Variable Account

                                POWER OF ATTORNEY


City of Minneapolis

State of Minnesota


Each of the undersigned, as a director of American Enterprise Life Insurance Company (AEL), sponsor of the unit investment trust consisting of the American Enterprise Variable Account in connection with the filing of registration statements on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940, hereby constitutes and appoints William A. Stoltzmann, Mary Ellyn Minenko, Sherilyn K. Beck, Colin Lancaster and Timothy S. Meehan or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications, periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.


/s/ James F. Choat                           March 10, 1997
------------------------------
    James F. Choat
    Chief Executive Officer
    Director


/s/ Richard W. Kling                         March 12, 1997
------------------------------
    Richard W. Kling
    Chairman of the Board
    Director


/s/ Douglas L. Forsberg                      March 11, 1997
------------------------------
    Douglas L. Forsberg
    President
    Director


/s/ Melinda S. Urion                         March 10, 1997
------------------------------
    Melinda S. Urion
    Vice President and Controller



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/s/ Paul S. Mannweiler                       March 28, 1997
------------------------------
    Paul S. Mannweiler
    Director


/s/ Stuart A. Sedlacek                       March 7, 1997
------------------------------
    Stuart A. Sedlacek
    Executive Vice President-
    Assured Assets
    Director


/s/ William A. Stoltzmann                    March 12, 1997
------------------------------
    William A. Stoltzmann
    Vice President, General Counsel
    and Secretary
    Director